MODIFICATION AGREEMENT

This Modification Agreement, dated as of April 5, 2012 (the “Agreement”), sets forth the agreement of American Standard Energy Corp., a Delaware corporation (the “Company”), and the parties identified as “Holders” on the signature page hereto (the “Holders”). Defined terms not otherwise defined herein shall have the meanings set forth in the Series B Warrants (as defined below).

WHEREAS, the Company and the Holders entered into that certain Modification Agreement dated as of February 9, 2012 (the “February Agreement”), pursuant to which certain terms of the original Series B Warrants (the “Old Series B Warrants”), issued by the Company on July 12, 2011 for the purchase of a total of 313,046 shares of the Company’s common stock (the “Old Series B Warrant Shares”) as set forth on Exhibit A attached hereto, were modified.

WHEREAS, the Company and the Holders desire to further amend certain terms of the Series B Warrants and the February Agreement as described below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders hereby agree as follows:

1.                  Modification of Series B Warrants.

1.1              A new form of Series B Warrant (the “Series B Warrant”) representing the right to purchase the initial warrant shares of the Series B Warrants (the “Initial Warrant Shares”) and the subsequent warrant shares of the Series B Warrants as set forth on Exhibit A attached hereto (the “Subsequent Warrant Shares”) shall be issued to replace the Old Series B Warrant (the “Exchange”) in reliance upon Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

1.2              The “Expiration Date” for the Initial Warrant Shares means May 24, 2012.

1.3              The “Expiration Date” for the Subsequent Warrant Shares is modified to mean the date that is the earlier of (i) 300 days after the date of execution of the Agreement and (ii) ten (10) Business Days after notice (the “Expiration Notice”) from the Company stating the number of Subsequent Warrant Shares exercisable by the Holder would result in ownership by the Holder, together with any of its affiliates, of less than 9.99% of the Common Stock after giving effect to such exercise; provided, this clause (ii) shall apply only to the number of Subsequent Warrant Shares that, upon exercise by the Holder would not result in the Holder’s beneficial ownership (as determined in accordance with Section 13(d) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) exceeding 9.99% of the Common Stock after giving effect to such exercise. The Company may provide multiple Expiration Notices prior to the Expiration Date; provided that a portion of the Subsequent Warrant Shares remains unexercised.

1.4              As used in the Series B Warrants, the term “Warrant Shares” shall include the Initial Warrant Shares and the Subsequent Warrant Shares.

2.                  Representations of Holders. Each Holder hereby represents and warrants to the Company as follows:

2.1              The Holder has not paid, given or received any commission or other remuneration directly or indirectly in connection with the Exchange.

2.2              The Holder is not an “Affiliate” (as defined in paragraph (a)(i) of Rule 144 promulgated under the Act) of the Company and has not been an affiliate of the Company at any time during the three months prior to the date hereof.

2.3              The Holder is the sole holder of record and beneficial owner of the Old Series B Warrants; (ii) the Old Series B Warrants are owned by Holder free and clear of all security interests, claims, liens, encumbrances and restrictions; (iii) the Holder is not a party to any agreement, written or oral, creating rights in respect of the Old Series B Warrants; (iv) there are no existing options, calls, purchase agreements, redemption agreements, restrictions of any nature or gifts relating to the Old Series B Warrants; and (v) the Holder has the power, authority and legal capacity and right to execute and deliver this Agreement, to perform the obligations hereunder, and to consummate the transactions contemplated hereby.

2.4 Holder understands that the Series B Warrants, the Initial Warrant Shares and the Subsequent Warrant Shares (collectively, the “Securities”) must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Holder acknowledges that Holder is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that Holder has been advised that Rule 144 permits resales only under certain circumstances. Holder understands that to the extent that Rule 144 is not available, Holder will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

2.5              The Holder has full power and authority to execute and deliver this Agreement and to perform the obligations of the undersigned hereunder, and the Agreement constitutes the valid and binding obligation of such Holder, enforceable against the Holder in accordance with its terms.

3.                  The Company’s Representations and Warranties. The Company hereby represents and warrants to the Holders as follows:

3.1              The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to enter into this Agreement and issue the Series B Warrants pursuant hereto. This Agreement has been duly executed and delivered by or on behalf of the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

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3.2              The issuance of the Series B Warrants has been duly authorized and, upon exercise of the Series B Warrants, the Series B Warrant Shares will be validly issued, fully paid and nonassessable. The Series B Warrants are not subject to preemptive rights of any stockholder of the Company.

3.3 The Company shall use its commercially reasonable bests efforts to maintain current public information in compliance with Rule 144(i)(2) promulgated by the SEC under the Securities Act of 1933, as amended.

4.                  Miscellaneous.

4.1              All communications hereunder will be in writing and, except as otherwise provided, will be delivered at, or mailed by certified mail, return receipt requested, or telegraphed to, the following addresses: if to the Holders to: Pentwater Capital Management LP, Attention: Neal Nenadovic, 227 W. Monroe Street, Suite 4000, Chicago, IL 60606, facsimile (312) 589-6499; if a copy to the Company to: American Standard Energy Corp., 4800 North Scottsdale Road, Suite 1400, Scottsdale, Arizona 85281, Attention: Chief Executive Officer, with a copy to Blank Rome, LLP, Attention: Brad Shiffman, Esq., 405 Lexington Avenue, New York, New York 10174.

4.2              This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each Holder and the Company (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement, shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, unless such court shall have refused such jurisdiction, (2) waive any objection which each Holder or the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each Holder and the Company further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon each Holder or the Company, as the case may be, mailed by certified mail to the Holder’s address or the Company’s address, as the case may be, set forth on the signature page to this Agreement shall be deemed in every respect effective service of process upon such Holder or the Company, as the case may be, in any such suit, action or proceeding.

4.3              Each party hereto agrees to use its reasonable best efforts to take any action which may be necessary or appropriate or reasonably requested by the other party hereto in order to effectuate or implement the provisions of this Agreement.

4.4              The rights and obligations of the parties under this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

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4.5              This Agreement may be executed in separate counterparts, all of which shall constitute one agreement.

4.6              All notices required or permitted to be given hereunder shall be personally delivered, sent by courier service or mailed by certified or registered mail, postage prepaid, to the respective parties at the addresses set forth herein and shall be deemed given upon receipt.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HOLDERS:

PWCM MASTER FUND LTD.

By:	/s/ David M. Zirin
Name: David M. Zirin Title: Director

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

By:	/s/ David M. Zirin
Name: David M. Zirin Title: Director

OCEANA MASTER FUND LTD.

By:	/s/ David M. Zirin
Name: David M. Zirin Title: Director

LMA SPC FOR AND ON BEHALF OF THE MAP 98 SEGREGATED PORTFOLIO

By:	/s/ David M. Zirin
Name: David M. Zirin Title: Director

COMPANY:

AMERICAN STANDARD ENERGY CORP.

By:	/s/ Scott Mahoney
Name: Scott Mahoney Title: Chief Financial Officer

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Title: Chief Financial Officer

EXHIBIT A

Holder	Old Series B Warrant Shares	Initial Warrant Shares	Subsequent Warrant Shares
PWCM Master Fund Ltd.	50,088	160,000	146,088

Pentwater Equity Opportunities Master Fund Ltd.	159,653	510,000	465,652

Oceana Master Fund Ltd.	68,870	220,000	200,869

LMA SPC for and on behalf of the MAP 98 Segregated Portfolio	34,435	110,000	100,434
Totals	313,046	1,000,000	913,043

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